INVESTMENT ADVISORY AGREEMENT

September 12, 2001 as Amended and Restated February 21, 2005

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017 3140

Dear Sirs:
Credit Suisse Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, is an open-end, management investment company that currently offers eight portfolios, one of which is the Small Cap Value Portfolio (the "Portfolio"). The Trust on behalf of the Portfolio herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

1.	Investment Description; Appointment

The Trust desires to employ the capital of the Portfolio by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus and Statement of Additional Information relating to the Portfolio as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI relating to the Portfolio have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Portfolio. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company
Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies as stated in the Trust's Prospectus and SAI relating to the Portfolio, (c) make investment decisions for the Portfolio, (d) place purchase and sale orders for securities on behalf of the Portfolio,
(e) exercise voting rights in respect of portfolio securities and other investments for the Portfolio, and (f) monitor and evaluate the services provided by the Portfolio's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Portfolio's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.
In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.
Subject to the approval of the Board of Trustees of the Trust and where required, the Portfolio's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Portfolio and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b),
(c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Portfolio, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available.
In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or the Portfolio or to shareholders of the Trust or the Portfolio to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Portfolio will pay the Adviser an annual fee calculated at an annual rate of 0.88% of the Portfolio's average daily net assets for the first $100 million, 0.75% of the Portfolio's average daily net assets for the next $100 million, and 0.50% of the Portfolio's average daily net assets above $200 million. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI relating to the Portfolio.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Portfolio will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, Trustees, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Portfolio; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.
The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Portfolio is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Portfolio and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Portfolio's shares, or upon 90 days' written notice, by the Adviser.
This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Portfolio, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Portfolio and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Portfolio as provided in its Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that Trustees, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "CS", "CSFB", "CSAM" or "Credit Suisse" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts.
If the Adviser ceases to act as the investment adviser of the Portfolio, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "CS", "CSFB", "CSAM" or "Credit Suisse" will terminate and that the Trust will take all necessary action to change the name of the Trust and the Portfolio to names not including the words "CS", "CSFB", "CSAM" or "Credit Suisse".
Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.
Very truly yours,

CREDIT SUISSE TRUST
By:	 /s/J. Kevin Gao
Name:  J. Kevin Gao
Title:  Vice President and Secretary

Accepted:
CREDIT SUISSE ASSET MANAGEMENT, LLC
By: /s/Ajay Mehra
Name:  Ajay Mehra
Title:  Deputy General Counsel and Secretary


INVESTMENT ADVISORY AGREEMENT

July 6, 1999 as Amended and Restated February 21, 2005

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3140

Dear Sirs:

Credit Suisse Trust on behalf of the Global Small Cap Portfolio (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

1.	Investment Description; Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect
(the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company
Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b),
(c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser an annual fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	 Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "CS", "CSFB", "CSAM" or "Credit Suisse" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trust's shares, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "CS", "CSFB", "CSAM" or "Credit Suisse" will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words "CS", "CSFB", "CSAM" or "Credit Suisse".

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

CREDIT SUISSE TRUST
ON BEHALF OF THE
GLOBAL SMALL CAP PORTFOLIO

By: /s/J. Kevin Gao
Name: J. Kevin Gao
Title: Vice President and Secretary


Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC



By: /s/Ajay Mehra
    Name: Ajay Mehra
    Title: Deputy General Counsel and Secretary



INVESTMENT ADVISORY AGREEMENT

September 12, 2001, as Amended and Restated May 17, 2005

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017 3140

Dear Sirs:
Credit Suisse Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, is an open-end, management investment company that currently offers eight portfolios, one of which is the Blue Chip Portfolio (the "Portfolio"). The Trust on behalf of the Portfolio herewith confirms its agreement with Credit Suisse Asset

Management, LLC (the "Adviser") as follows:

1.	Investment Description; Appointment

The Trust desires to employ the capital of the Portfolio by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus and Statement of Additional Information relating to the Portfolio as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI relating to the Portfolio have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Portfolio. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company
Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies as stated in the Trust's Prospectus and SAI relating to the Portfolio, (c) make investment decisions for the Portfolio, (d) place purchase and sale orders for securities on behalf of the Portfolio, (e) exercise voting rights in respect of portfolio securities and other investments for the Portfolio, and
(f) monitor and evaluate the services provided by the Portfolio's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Portfolio's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.
Subject to the approval of the Board of Trustees of the Trust and where required, the Portfolio's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Portfolio and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b),
(c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Portfolio, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available.
In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or the Portfolio or to shareholders of the Trust or the Portfolio to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Portfolio will pay the Adviser an annual fee calculated at an annual rate of 0.50% of the Portfolio's average daily net assets.
The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI relating to the Portfolio.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Portfolio will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, Trustees, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Portfolio; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders;
costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust;
and any extraordinary expenses.
The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Portfolio is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Portfolio and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940
Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Portfolio's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Portfolio, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Portfolio and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Portfolio as provided in its Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that Trustees, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "CS", "CSFB", "CSAM" or "Credit Suisse" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Portfolio, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "CS", "CSFB", "CSAM" or "Credit Suisse" will terminate and that the Trust will take all necessary action to change the name of the Trust and the Portfolio to names not including the words "CS", "CSFB", "CSAM" or "Credit Suisse". Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,
CREDIT SUISSE TRUST
By:	/s/J. Kevin Gao
Name:  J. Kevin Gao
Title:  Vice President and Secretary
Accepted:
CREDIT SUISSE ASSET MANAGEMENT, LLC
By: /s/Ajay Mehra
Name:  Ajay Mehra
Title:    General Counsel and Director